Exhibit 10.13

AMENDMENT NO. 1 TO
RESTATED PROMISSARY NOTE

          THIS AMMENDMENT NO. 1 TO RESTATED PROMISARY NOTE (this “Amendment”) is executed as of this 15__ day of February 2006, by and among LASERSIGHT INCORPORATED, a Delaware corporation, (“Borrower”), and NEW INDUSTRIES INVESTMENT CONSULTANTS (HK) LTD (“Lender”).

RECITALS

A.

Borrower and Lender previously agreed to an amendment and restatement of certain financial accommodations from Lender to Borrower, pursuant to that certain Restated Promissary Note dated as of August 31, 2004 by Borrower in favor of Lender (as amended and as may be further amended, the “Note”).

B.	The parties now desire to amend the Note in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in the Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.

Representation and Warranty. Borrower hereby represents and warrants to Lender that it has good and marketable title to all of its Collateral, free and clear of any lien or security interest in favor of any other person or entity, except as otherwise permitted in the Loan Documents.

2.

Costs and Expenses.  Borrower agrees to pay all costs and expenses incurred by Lender in connection with this Agreement and all related Loan Documents, including the reasonable fees and expenses of Lender’s in-house counsel not to exceed $2,000.

3.	Enforceability. This Amendment constitutes the legal, valid and binding obligation of Borrower and Lender and is enforceable against each in accordance with its terms.

4.	Reference to the Effect on the Note.

	i.	On and after the date hereof, each reference in the Note to “this Note”, “hereunder”, “hereof” or words similar import shall mean and be a reference to the Note as amended by the Agreement.

	ii.	Except as specifically amended above, the Note, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

iii.

The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Note, or any other documents, instruments and agreements executed or delivered in connection with the Note.

	iv.	This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Note.

5.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida without regard to any otherwise applicable conflicts of laws principles thereof.

6.	Headings. Section headings in the Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.

Counterparts.  This Amendment may be executed in any number of counterparts (and by facsimile), each of which counterparts shall be deemed an original, but all of which shall constitute one and the same instrument.

          WHEREAS, Borrower is in default of certain provisions of the Restated Promissary Note, dated August 31, 2004 as of the period ended December 31, 2005;

          WHEREAS, Lender has agreed to provide the waivers and make the modifications to the Note requested by Borrower on the condition, among other things, that the parties hereto execute and deliver this Amendment and the other related documents referred to herein and otherwise comply with the terms and conditions set forth herein.

          Waiver. On the terms and subject to the conditions set forth in this Note Lender hereby waives (the “Default Waiver”) compliance by Borrower with timely interest payments for the year ended December 31, 2006.

          Limitation on Waiver. The waiver of Lender set forth in this Amendment shall be limited strictly as written, and shall not constitute, nor be deemed to constitute, a waiver of any defaults or Events of Default other than the Specified Default. Other events may have occurred that constitute defaults or Events of Default, and nothing contained herein shall be deemed to constitute a waiver by Lender of its rights in connection therewith, all of which are hereby expressly reserved by Lender.

[SIGNATURES TO FOLLOW]

          IN WITNESS WHEREOF, intending to be legally bound, the parties have caused this Amendment to be executed under seal as of the date first above written.

LENDER:

NEW INDUSTRIES INVESTMENT CONSULTANTS (HK) LTD

By:	/s/ Xianding Weng (seal)

Name:	Xianding Weng
Title:	CEO

BORROWER:

LASERSIGHT INCORPORATED
A Delaware corporation

By:	/s/ Danghui (“David”) Liu-(seal)

Name:	Danghui (“David”) Liu
Title:	CEO & President